1 ChromaDex Earnings Conference Call Second Quarter 2021 Rob Fried Chief Executive Officer Frank Jaksch Co-Founder / Executive Chairman Kevin Farr Chief Financial Officer Nasdaq: CDXC | August 3, 2021

2SAFE HARBOR STATEMENT This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2021 financial outlook, and which may be identified by the use of words like “expects," "anticipates," "intends," "estimates," "plans," "potential," "possible," "probable," "believes," "seeks," "may,“ "will," "should," "could“ or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook, and the timing and results of pre-clinical and clinical trials. Forward-looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities Exchange Commission (the “Commission”), and in our other periodic filings with the Commission. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: the effect of the COVID-19 pandemic on our business, results of operations, financial condition and cash flows; a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation; and the ability to complete customer transactions and capital raising transactions. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. About Non-GAAP Financial Measures ChromaDex’s non-GAAP financial measures exclude interest, income tax, depreciation, amortization, non-cash share-based compensation costs, severance and restructuring expense, bad debt expense related to Elysium Health and total legal expense for adjusted EBITDA excluding total legal expense. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex’s financial results in accordance with GAAP. Reconciliation of these non-GAAP measures to the most comparable GAAP measures are attached to this presentation. FDA Disclaimer Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors. SAFE HARBOR STATEMENT

3 Strong quarter financially and strategically, with growth in existing Tru Niagen® business and sales to new partners setting foundation for future growth. Demonstrated continued financial discipline while making investments to protect intellectual property. ✓ Tru Niagen® and total company net sales up 31% and 16% YoY. Tru Niagen® and total company net sales up 24% and 21% sequentially. Global e-Commerce growth, higher Watson’s sales and launch in Walmart™ drove the increase. ✓ Net loss was ($5.6) million or ($0.08) per share, compared to a net loss of ($7.4) million or ($0.12) per share in Q1 2021 and ($3.7) million or ($0.06) per share in Q2 2020. ✓ Underlying business, as measured by Adjusted EBITDA excluding legal expense, delivered a profit of $0.6 million, a $1.3 million improvement sequentially and up slightly YoY. ✓ Delivered gross margins of 61.1% and lower operating expense sequentially. ✓ Legal expense of $4.2 million declined from $5.0 million in Q1 2021, driven by reduced litigation-related activity, although expenses remain elevated ahead of three potential trials in 2021. ✓ Began distributing Tru Niagen® in 3,800 U.S. Walmart™ stores in June, the company’s first launch with a major U.S. retailer. ✓ Ended the quarter with $38.8 million in cash, including $25 million capital raise in February. ✓ Remain committed to achieving cash flow break-even while making investments to drive long-term growth and maintain leadership position in rapidly growing NAD+ market. Q2 2021 & Recent Highlights

Management Team



Rob Fried
Chief Executive Officer

E-Commerce & entertainment industry executive

Savoy Pictures, Columbia Pictures, Fried Films, FeeIn, WHN, Healthspan Research



Frank Jaksch
Executive Chairman

Co-founded ChromaDex in 2000



Kevin Farr
Chief Financial Officer

Former CFO, Mattel
PriceWaterhouse
Licensed CPA



Frank Fazio
SVP of Global Business Development & Sales

Over 25 years of experience with leading consumer brands in the healthcare industry

ZO Skin Health, Suneva Medical, Allergan/Inamed



Fadi Karam
Chief Marketing Officer

Former Nestlé executive

Deep brand building experience, across traditional retail as well as e-commerce platforms

ChromaDex. TRU NIAGEN 4

The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019) Scientific Update

6 Scientific Advisory Board Charles Brenner, Ph.D. Alfred E Mann Family Foundation Chair, Department of Diabetes & Cancer Metabolism City of Hope World's Foremost Authority on NAD Metabolism Roger Kornberg, Ph.D. Chairman Professor of Structural Biology Stanford University Nobel Prize Winner, Chemistry, 2006 Rudolph Tanzi, Ph.D. Kennedy Professor of Neurology Harvard University Leading Alzheimer's Researcher, TIME 100 Most Influential 2015 Dr. Bruce German Chairman of Food, Nutrition, & Health University of California, Davis Leader in Food, Nutrition, & Wellness Innovation Professor Sir John Walker, Ph.D. Emeritus Director, MRC Mitochondrial Biology University of Cambridge Nobel Prize Winner, Chemistry, 1997 Brunie H. Felding, Ph.D. Associate Professor of Molecular Medicine Scripps Research Institute Renowned Breast Cancer Researcher focused on NAD+ supplementation Dr. David Katz President of True Health Initiative CEO of Diet ID World renowned physician & preventive medicine expert

Most prominent human clinical research areas for Niagen® are vitality, locomotion, cognition, and sensory

	VITALITY (incl. Cardiovascular, Metabolic)	LOCOMOTION	COGNITION (Neurological)	SENSORY
Human Studies	57 %	25 %	12 %	6 %
Conditions Studied	Type II Diabetes (Insulin Sensitivity) Altered Glucose and Lipid Metabolism Non-Alcoholic Fatty Liver* Weight Loss Heart Failure Hypertension Arterial Stiffness* Vascular Function* Immunity/Inflammation* Chronic Kidney Disease Cystic Fibrosis	Parkinson's Disease Ataxia Telangiectasia Exercise Capacity/Performance Muscle Function/Strength Sarcopenia	Mild Concussion Mild Cognitive Impairment Alzheimer's Disease	Neuropathies (e.g. Diabetic Neuropathy, Peripheral Neuropathy) Small Nerve Fiber Degeneration

Note: Based on Niagen® nicotinamide riboside (NR) trials listed on clinicaltrials.gov and ChromaDex Material Transfer Agreements – studies in progress or in planning.

ChromaDex. 7

8 NR Research Impact* is Accelerating 0 200 400 600 800 1000 1200 1400 1600 2013 2014 2015 2016 2017 2018 2019 2020 2021 C u m u la ti v e I m p a c t F a c to r Vitality Locomotion Cognition Sensory Psychological Pharmacokinetic/Safety Basic Research Vitality Cognition SensoryPsychological Locomotion *NR Research Impact by domains of Intrinsic Capacity. Chart data indexed to 2004.

9 • Two new human studies on nicotinamide riboside registered since prior update:(1) • Maastricht University Medical Center (May 2021) • The objective is to explore whether combined treatment with NR and exercise imposes greater improvements in skeletal muscle mitochondrial metabolism in older adults compared to exercise treatment alone • Exploratory outcomes of the study include muscle NAD metabolites, energy metabolism and physical performance • Thirty-four participants will be given 500 milligrams of NR twice daily for 40 days • Participants will engage in supervised exercise over a three-week period, which consists of four approximately 30-minute sessions, including two endurance sessions on a bike and two high intensity interval training sessions • University Hospital, Akershus (May 2021) • Two-year study in Norway to explore whether supplementation with NR can prevent progressive neurological disease in Ataxia Telangiectasia • Researchers will investigate the effects of dietary supplementation of NR in children with this rare disease that affects the nervous system, immune system, and other body movements • The primary focus of this study will be on neurological symptoms • Seven new research collaborations signed through ChromaDex External Research Program (CERP)(2) Science Continues to Expand (1) There are 64 ongoing, completed, and published clinical studies currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR alone or in combination with other ingredients. 49 of these use NR only. Clinicaltrials.gov also includes two niacin studies for a total of 64 under the search term “nicotinamide riboside.” (As of August 2, 2021) (2) 225+ research collaborations for Niagen® signed with research institutes and universities around the world.

10 • Advanced Science – Altay et al., 2021 – “Combined Metabolic Activators Accelerates Recovery in Mild-to-Moderate COVID-19.” – June 2021 • Randomized, double-blinded, placebo-controlled Phase 2 and Phase 3 clinical study on patients with mild-to-moderate COVID-19 in Turkey • In Phase 3, researchers showed a statistically significant 38% reduction in average time to recovery in the group receiving a nutritional protocol that included NR compared to placebo • The placebo group recovered in 9.2 days, whereas the group receiving the nutritional protocol recovered in 5.7 days • The results were statistically significant, with a p value less than 0.0001 Recent Peer-Reviewed Publications

Financial Highlights The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019)

12 e-Commerce 53% Watson's & Other B2B 23% Niagen® Ingredient 13% Analytical Reference Standards & Services (1) 5% Other Ingredients 6% $15.3MM e-Commerce 60% Watson's & Other B2B 27% Niagen® Ingredient 7% Analytical Reference Standards & Services (1) 5%Other Ingredients 1% $17.7MM Q2 2021Q2 2020 ➢ Tru Niagen® net sales increased to 87% of net sales in Q2 2021 compared to 85% in Q1 2021 (2) ➢ Niagen®-related net sales increase to 94% of net sales in Q2 2021 compared to 93% in Q1 2021 (3) (1) Analytical Reference Standards and Services previously reported as Core (2) Tru Niagen® net sales include e-Commerce, Watson’s/Other B2B (3) Niagen®-related sales include Tru Niagen® and Niagen® ingredient Higher mix of Tru Niagen® sales (e-Commerce and Watsons/Other B2B). Q2 2021 Net Sales Mix

13 Growth Rates YoY % (vs Q2 2020) Q2 2021 Net Sales ($ in millions) QoQ % (vs Q1 2021) $15.4 +31% +11% +32% +67% -36% +7% +13% -14% -74% +96% +16% +21%Total 0.2 0.8 1.3 4.8 10.6 Other Ingredients Analytical Reference Standards & Services (1) Niagen® Ingredient Watson's & Other B2B e-Commerce TRU NIAGEN® business up 24% sequentially and 31% year-over-year driven by growth in e-Commerce and Watsons / Other B2B, including U.S. Walmart™ launch in Q2 2021. Niagen® business improved sequentially due to new partnerships. (1) Analytical Reference Standards and Services previously reported as Core Q2 2021 Net Sales

14 0.3 1.7 2.5 7.6 20.2 Other Ingredients Analytical Reference Standards & Services (1) Niagen® Ingredient Watson's & Other B2B e-Commerce YTD 2021 Net Sales ($ in millions) Total Strong growth in Tru Niagen® and Analytical Reference Standards & Services business partially offset by lower sales in Niagen® and other ingredients. Niagen® Ingredient business expected to improve with new strategic partnerships. (1) Analytical Reference Standards and Services previously reported as Core Year-to-Date 2021 Net Sales +9% +24% +17% -37% +21% -76% YoY % (vs 1H 2020) $27.8

2018 – 2021 YTD Net Sales Summary

(In millions)

	2018					2019					2020					2021	
Description	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2
Ecommerce	1.8	3.5	4.4	5.2	15.0	5.9	6.5	7.1	7.9	27.5	8.2	8.1	8.7	9.5	34.5	9.6	10.6
Watsons	0.8	0.3	0.7	1.2	2.9	1.3	1.9	2.3	1.9	7.3	1.8	1.3	2.5	2.1	7.6	1.6	2.9
Other B2B	0.4	0.0	0.1	0.1	0.6	0.3	0.3	0.3	0.4	1.3	1.1	2.3	0.8	0.8	5.0	1.3	1.8
Total TRU NIAGEN	3.0	3.7	5.2	6.5	18.5	7.5	8.7	9.7	10.2	36.1	11.1	11.7	11.9	12.3	47.1	12.4	15.4
NIAGEN Ingredient	1.3	1.9	1.0	1.0	5.2	1.1	1.1	0.7	2.0	4.9	2.0	2.0	0.9	2.2	7.1	1.2	1.3
NIAGEN Related Revenues	4.3	5.7	6.2	7.4	23.6	8.6	9.8	10.5	12.1	41.0	13.1	13.7	12.8	14.6	54.2	13.6	16.7
Other Ingredients	1.1	0.9	0.9	0.5	3.4	0.4	0.3	0.5	0.1	1.3	0.5	0.9	0.6	0.1	2.1	0.1	0.2
Analytical Reference Standards & Services	1.2	1.2	1.0	1.1	4.5	1.1	1.0	1.1	0.9	4.0	0.7	0.7	0.8	0.8	3.0	0.9	0.8
Total Net Sales	6.6	7.8	8.1	9.1	31.6	10.0	11.1	12.1	13.1	46.3	14.3	15.3	14.2	15.4	59.3	14.7	17.7
TRU NIAGEN as % of Total Net Sales	46%	48%	64%	71%	58%	74%	79%	81%	78%	78%	78%	77%	84%	80%	79%	85%	87%
NIAGEN Related Revenues as % of Total Net Sales	65%	73%	77%	82%	75%	85%	88%	87%	93%	88%	91%	90%	90%	94%	91%	93%	94%
YOY Growth Rate - Net Sales																	
Total Company	95%	85%	33%	20%	49%	53%	42%	48%	44%	47%	43%	38%	18%	18%	28%	2%	16%
NIAGEN Related	337%	168%	40%	31%	79%	99%	73%	68%	63%	73%	53%	40%	22%	20%	32%	4%	22%
Total TRU NIAGEN	NA	2528%	97%	143%	238%	146%	134%	86%	57%	96%	50%	34%	22%	21%	31%	12%	31%
Sequential Growth Rate - Net Sales																	
Total Company	-13%	19%	4%	12%		11%	10%	9%	9%		10%	7%	-7%	9%		-5%	21%
NIAGEN Related	-24%	32%	10%	19%		15%	15%	6%	16%		8%	5%	-7%	14%		-6%	22%
Total TRU NIAGEN	14%	23%	40%	24%		15%	17%	11%	4%		10%	5%	2%	4%		1%	24%

Note – Other B2B previously referred to as International / Other

ChromaDex. TRU NIAGEN

15

16 (in thousands) Q2 2021 Q1 2021 Notes Net Sales $ 17,699 $ 14,683 Tru Niagen® business up 24% driven by global e-Commerce growth and higher Watson’s sales. Launched in U.S. Walmart™ stores in Q2 2021. Gross Profit % of Net Sales 10,810 61.1% 9,234 62.9% Down 180bps largely due to business mix (higher B2B sales). Continue to deliver on supply chain cost savings initiatives. Selling and Marketing % of Net Sales 6,232 35.2% 6,258 42.6% Marketing efficiency improved by 740bps driven by Tru Niagen® business and overall scale on investments. Continued investments in digital marketing and brand building initiatives. Research and Development(1) 1,004 787 Up due to increased investments to accelerate R&D pipeline and timing of projects General and Administrative(1) 9,128 9,551 Excluding legal fees, severance & restructuring, and equity compensation expense, G&A was up by $0.2MM Other 0 0 No other expenses in either quarter Total Operating Expense 16,364 16,596 Lower G&A expense driven by legal, partially offset by higher R&D Operating Loss $ (5,554) $ (7,362) Higher sales and lower operating expenses driven by legal Q2 2021 vs Q1 2021 Key P&L Metrics (1) Certain prior period results have been reclassified to be consistent with the current period presentation.

17 (in thousands) Q2 2021 Q2 2020 Notes Net Sales $ 17,699 $ 15,287 Tru Niagen® business up 31% driven by global e-Commerce growth and higher Watson’s sales, partially offset by absence of sale to Horizon Ventures. Launched in U.S. Walmart™ stores in Q2 2021. Gross Profit % of Net Sales 10,810 61.1% 9,088 59.4% Up 170bps driven by product cost savings initiatives, overall scale on supply chain overhead and favorable mix (higher e-commerce sales) Selling and Marketing % of Net Sales 6,232 35.2% 4,959 32.4% Investments in digital marketing and brand building initiatives Research and Development(1) 1,004 895 Up due to increased investments to accelerate R&D pipeline General and Administrative(1) 9,128 6,921 Excluding legal fees, severance & restructuring, and equity compensation expense, G&A was up by $0.6 million Other 0 0 No expenses in either quarter Total Operating Expense 16,364 12,775 Investments in selling and marketing and higher G&A expense driven by legal Operating Loss $ (5,554) $ (3,687) Higher sales and gross margins and higher overall operating expense due to investments to grow the business and protect our IP Q2 2021 vs Q2 2020 Key P&L Metrics (1) Certain prior period results have been reclassified to be consistent with the current period presentation.

Adjusted EBITDA Summary

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Mar. 31, 2019	Jun. 30, 2019	Sep. 30, 2019	Dec. 31, 2019	Mar. 31, 2020	Jun. 30, 2020	Sep. 30, 2020	Dec. 31, 2020	Mar. 31, 2021	Jun. 30, 2021
Net loss, as reported	$ (8,337)	$ (7,755)	$ (7,202)	$ (8,853)	$ (5,902)	$ (3,711)	$ (4,215)	$ (6,097)	$ (7,381)	$ (5,566)
Adjustments:										
Interest (income) expense	(35)	575	314	(7)	12	24	19	16	19	12
Depreciation	173	190	196	203	214	218	220	219	221	226
Amortization of intangibles	61	61	62	62	62	60	60	61	60	61
Amortization of right of use assets	138	141	144	92	92	95	97	115	126	128
Share-based compensation	2,029	1,759	1,687	1,697	1,873	1,711	1,574	1,778	1,284	1,616
Severance and restructuring	-	-	-	200	953	284	224	329	(10)	13
Bad debt expense (1)	-	-	-	2,233	-	-	-	-	-	-
Adjusted EBITDA	$ (5,971)	$ (5,029)	$ (4,799)	$ (4,373)	$ (2,696)	$ (1,319)	$ (2,021)	$ (3,579)	$ (5,681)	$ (3,510)
Total legal expense	3,250	2,926	2,944	2,226	2,380	1,844	1,896	2,468	5,010	4,150
Adjusted EBITDA excluding total legal expense	$ (2,721)	$ (2,103)	$ (1,855)	$ (2,147)	$ (316)	$ 525	$ (125)	$ (1,111)	$ (671)	$ 640

Q2 2021 Adjusted EBITDA, excluding legal expense, was positive $0.6 million, an improvement of $1.3 million sequentially driven by higher sales, partially offset by higher operating expenses

18

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

19 Q2 2021 Operating Loss vs Q2 2020 (in millions) +$2.4M -$4.3MM

20 Strengthened the balance sheet, continued to manage working capital (in thousands) 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 Key Drivers Cash $ 22,616 $ 18,812 $13,608 $18,890 $15,478 $16,697 $44,691 $38,778 $25 million capital raise plus stock option exercise by employees and ATM financing Inventory 8,249 11,535 11,280 12,338 11,031 11,683 12,762 12,183 Investments to support growth Accounts Receivable(1) 4,415 2,175 3,558 3,954 3,214 2,694 4,647 5,999 Driven by mix of customer sales and timing of collections Accrued Liabilities 4,444 4,415 5,249 5,246 5,173 6,133 7,328 5,569 Driven by changes in expenses and accrual for employee bonuses Accounts Payable 9,548 9,626 8,159 9,780 6,881 9,445 11,693 9,970 Driven by changes in inventory, advertising and legal expense Equity 27,178 20,445 16,548 21,581 19,487 16,424 43,832 42,142 Driven by $25 million capital raise (1) Periods between 12/31/2018 to 9/30/2019 include $2.2 million of receivables due from Elysium. During Q4 2019, the $2.2 million of receivables due from Elysium was written off. Quarterly Balance Sheet Highlights

Quarterly Cash Flow Highlights

(in thousands)	FY 2018	FY 2019	3/31/20	6/30/20	9/30/20	12/31/20	FY 2020	3/31/21	6/30/21
Net Loss	$ (33,316)	$ (32,147)[4]	$ (5,902)	$ (3,711)	$ (4,215)	$ (6,097)	$ (19,925)	$ (7,381)	$(5,566)
Working Capital	5,059	2,026[1]	(1,583)	43	(1,605)	3,528[6]	383	258	(4,390)
Cash From / (Used for) Operations	(20,908)	(20,439) [1]	(5,221)	(1,556)	(3,845)	22	(10,600)	(5,405)	(7,895)
Cash From / (Used for) Investing	(1,775)	(249)	(20)	(101)	(60)	16	(165)	(46)	(265)
Cash From / (Used for) Financing	(90)	16,884[2][3]	37	6,940[5]	492	1,181	8,650	33,445[7]	2,247[8]
Net Increase / (Decrease) in Cash	$ (22,773)	$ (3,804)	$ (5,204)	$ 5,282	$ (3,412)	$ 1,219	$ (2,115)	$ 27,994	$ (5,913)
Ending Cash Balance	$ 22,616	$ 18,812	$ 13,608	$ 18,890	$ 15,478	$ 16,697	$ 16,697	$ 44,691	$38,778

Investments to grow the business and protect our IP, while managing working capital

(1) Includes $4 million deferred revenue related to the upfront payment from Nestlé.
(2) Includes $10 million issuance of convertible notes, net of $565,000 of issuance costs.
(3) Includes $7 million issuance of common stock, net of $226,000 of issuance costs.
(4) Includes $2.2 million write-off of receivables from Elysium.
(5) Includes $5 million issuance of common stock, net of $144,000 of issuance costs, and includes $2.2 million proceeds from exercise of stock options.
(6) Includes $1 million deferred revenue related to the product launch fee received from Nestlé.
(7) Includes $25 million issuance of common stock, net of $129,000 of issuance costs, and includes $8.6 million proceeds from exercise of stock options.
(8) Includes $2.2 million issuance of common stock, net of $299,000 of issuance costs, and include $0.4 million proceeds from exercise of stock options.

21

22 2021 Financial Outlook (in thousands) 2019 Actual 2020 Actual 2021 Full Year (“FY”) Outlook Key Drivers (Current FY Outlook) Net Sales $46,291 $59,257 • Continued steady revenue growth (No change) • Global e-Commerce business • Existing + new strategic partnerships Gross Margin % (as a % of net sales) 55.7% 59.5% Slightly better than 60% (No change) • Continued cost savings initiatives Selling, Marketing & Advertising (as a % of net sales) 39.4% 35.4% Up as a % of net sales (Previously “up slightly as a % of net sales”) • Increased investments and resources to drive Tru Niagen® brand awareness Research & Development(1) 8.6% 5.8% Up as a % of net sales (Previously “roughly flat as a % of net sales”) • Increased investments to accelerate R&D pipeline, including new NAD precursor development General & Administrative(1) (2) $20,991 $20,387 Up slightly in absolute dollars (No change) • Investments in key personnel and infrastructure to scale the business Adjusted EBITDA excluding legal $(8,826) $(1,027) • Essentially break-even for 1H 2021 • Focused on achieving similar performance in 2H 2021 • May be quarterly volatility due to timing of investments in 2H 2021 (Previously “modest improvement given reinvestment”) • Higher sales and gross margins, offset by investments to scale the business in 2022 and beyond Increased investments in 2021 to capitalize on growth in the NAD+ market globally. (1) Certain prior period results have been reclassified to be consistent with the current period presentation. (2) Excludes severance and restructuring expense, legal expense and Elysium-related bad debt expense (see details on slide 23). Total G&A was $34,770 in 2019 and $30,765 in 2020.

23 2020 Adjusted EBITDA excluding legal expense was a loss of ($1.0) million, a $7.8 million improvement YoY. The YoY improvement was driven by higher sales, higher gross margins, and marketing efficiency. Adjusted EBITDA 2019 vs 2020 (1) 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable. ChromaDex Corporation and Subsidiaries Reconciliation of Non-GAAP Financial Measures (In thousands) Year ended Year over Year Dec. 31, 2019 Dec. 31, 2020 Change Net loss, as reported (32,147) $ (19,925) $ 12,222 $ Adjustments: Interest expense 847 71 (776) Depreciation 762 871 109 Amortization of intangibles 246 243 (3) Amortization of right of use assets 515 399 (116) Share-based compensation 7,172 6,936 (236) Severance and restructuring 200 1,790 1,590 Elysium-related bad debt expense 2,233 - (2,233) Adjusted EBITDA (20,172) $ (9,615) $ 10,557 $ Total legal expense 11,346 8,588 (2,758) Adjusted EBITDA excluding total legal expense (8,826) $ (1,027) $ 7,799 $

24 Delivered a strong second quarter and continued to demonstrate financial discipline while making important investments to protect our intellectual property. • Total net sales of $17.7 million in Q2 2021 (+16% YoY, 21% versus Q1 2021) • Q2 2020 included a $1.6 million purchase from Horizon Ventures • Demonstrated continued progress building Tru Niagen® into a global brand • Tru Niagen® net sales of $15.4 million in Q2 2021 (+31% YoY) • Continued sequential growth in Tru Niagen® net sales (+24% in Q2 2021 vs Q1 2021). • Continuously strong gross margin (+170bps YoY, -180bps versus Q1 2021) • Gross margin of 61.1% in Q2 2021 versus 62.9% in Q1 2021 driven by business mix (higher B2B sales) • Q2 2020 included a ~110bps favorable impact related to a rebate for prior year supply chain cost savings initiatives • Marketing efficiency reflects investments in digital advertising and brand building (+280bps YoY, -740bps versus Q1 2021) • Selling and marketing expense of 35.2% of net sales in Q2 2021 compared to 42.6% in Q1 2021, and 32.4% in Q2 2020 • General and administrative expense (G&A)(1) was $9.1 million, down $0.5 million sequentially and up $2.2 million YoY due to higher legal expense, partially offset by lower severance and restructuring expense. Excluding legal fees, severance & restructuring, and equity compensation expense, G&A was up by $0.6 million YoY and $0.2 million sequentially. • Net loss was ($5.6) million or ($0.08) per share, compared to a net loss of ($3.7) million or ($0.06) per share in Q2 2020 • Adjusted EBITDA excluding legal expense was a profit of $0.6 million, a $0.1 million increase YoY Q2 2021 Financial Highlights - Recap (1) Certain prior period results have been reclassified to be consistent with the current period presentation.

25 Contact Info Brianna Gerber Vice President of Finance and Investor Relations T: +1.949.419.0288 ext. 127 BriannaG@chromadex.com www.chromadex.com Where to buy TRU NIAGEN® www.truniagen.com www.amazon.com